UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

March 8, 2018
Date of Report (Date of earliest event reported)

Arch Capital Group Ltd.
(Exact name of registrant as specified in its charter)

Bermuda	001-16209	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Waterloo House, Ground Floor, 100 Pitts Bay Road, Pembroke HM 08, Bermuda
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:
(441) 278-9250

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.  ☐

ITEM 1.01    Entry into a Material Definitive Agreement.
On March 8, 2018, Arch Capital Group Ltd. (the “Company”) entered into a purchase agreement the (“Purchase Agreement”) pursuant to which certain selling shareholders affiliated with American International Group, Inc. (collectively, the “Selling Shareholder”) agreed to sell, subject to and upon the terms and conditions set forth therein, 5,674,200 common shares of the Company (the “Common Shares”) issuable upon conversion of 567,420 shares of the Company’s Series D Convertible Participating Non-Voting Perpetual Preferred Shares held by the Selling Shareholders, to the underwriters named therein (the “Underwriters”). The Company did not receive any of the proceeds from the offering.
The public offering price is $88.55 per Common Share for an aggregate public offering price of $502,450,410. The offering was made pursuant to an effective shelf registration statement and closed on March 13, 2018.
A copy of the Purchase Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.
ITEM 8.01    Other Events.
On March 8, 2018, March 9, 2018 and March 13, 2018, the Company issued a press release announcing the underwritten public offering of the Common Shares, the pricing of the underwritten public offering of the Common Shares and the closing of the underwritten public offering of the Common Shares, respectively. A copy of the press releases are attached to this Current Report on Form 8-K as Exhibits 99.1, 99.2 and 99.3, respectively. A legal opinion relating to the validity of the Common Shares is attached here to as Exhibit 5.1.
ITEM 9.01    Financial Statements and Exhibits.
(d):    The following exhibits are being filed herewith.

EXHIBIT NO.	DESCRIPTION
1.1
Purchase Agreement dated as of March 8, 2018 among Arch Capital Group Ltd., American Home Assurance Company, National Union Fire Insurance Company of Pittsburgh, Pa., Lexington Insurance Company, Barclays Capital Inc. and Deutsche Bank Securities Inc.

5.1	Opinion of Conyers Dill & Pearman Limited
23.1	Consent of Conyers Dill & Pearman Limited (included as part of Exhibit 5.1)
99.1	Launch press release, dated March 8, 2018
99.2	Pricing press release, dated March 9, 2018
99.3	Closing press release, dated March 13, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCH CAPITAL GROUP LTD.

Date: March 13, 2018	By:	/s/ Mark D. Lyons
		Name:	Mark D. Lyons
		Title:	Executive Vice President, Chief Financial Officer and Treasurer